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                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT (the "Agreement"), dated July 6, 1998, is between Mustang Electronics Inc. Affiliated Defined Benefits Pension Plan located at 326 East Hallandale Beach Blvd., Hallendale, FL 33009 ("Seller"), and EYEQ Networking, Inc., a Delaware corporation (hereinafter "EYEQ" or "Buyer"). Buyer desires to acquire from Seller, and Seller is willing to transfer to Buyer, upon the terms and conditions of this Agreement, that aggregate number of shares of common stock set forth under Seller's name on the signature page hereof, that Seller owns (the "JET Shares") in Jet Aviation Trading, Inc. a Florida corporation.

         1 Transfer by Seller. In exchange for the consideration set forth below, at Closing (as defined in paragraph 3), Seller will transfer and convey the JET Shares to Buyer, free and clear of all liabilities, security interests, liens, pledges, claims and encumbrances.

         2 Acquisition Price. The aggregate acquisition price for the JET Shares shall be one share of Common Stock $.001 par value per share, of Buyer, issued by the Buyer, for every one and two-thirds JET Shares transferred hereunder (the "EYEQ Shares"). The acquisition price will be equitably adjusted for any stock splits, reverse stock splits, stock combinations or recapitalizations of Buyer which occur after June 22, 1998 and prior to closing as set forth in Section 3 hereof.

         3 Closing.

                  3.1 Time and Place. The closing for the exchange (the "Closing") will be held at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP ("KHHBE"), located at 1401 Walnut Street, Philadelphia, Pennsylvania 19102-3163, on July 31, 1998 (the "Closing Date") or as soon as practicable after the satisfaction of the condition set forth in Section 8.1 hereof, provided that, if the Closing has not been completed by August 31, 1998, this Agreement will terminate and neither party will have any further obligations to the other except for any breach of its obligations hereunder.

                  3.2 Delivery by Seller. At the Closing, Seller will deliver to Buyer certificates representing the JET Shares, duly endorsed for transfer.

                  3.3 Delivery by Buyer. At the Closing, Buyer shall deliver to Seller a certificate representing the EYEQ Shares.

         4 Representations and Warranties by Seller. Seller represents and warrants to Buyer as follows:

                  4.1 Ownership and Power to Transfer. Seller is the lawful owner, of record and beneficially, of the JET Shares free and clear of all liabilities, security interests, liens, pledges, claims and encumbrances. Upon delivery of certificates representing the JET Shares as contemplated by this Agreement, Buyer will acquire good title to the JET Shares, free and clear of any liability, security interest, lien, pledge, claim or encumbrance of any nature whatsoever other than any restrictions on the transfer of the JET Shares required by the Securities Act of 1933, as amended (the "Securities Act").



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                  4.2 Validity of the Agreement. This Agreement constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

                  4.3 Absence of Litigation. There is no litigation, proceeding, claim or investigation pending or threatened, against or affecting the JET Shares, whether or not fully covered by insurance, nor is there any valid basis for any such litigation, proceeding, claim or investigation.

                  4.4 No Violation. Neither the execution or delivery of this Agreement by Seller, nor the performance by Seller of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under
(a) any applicable judgment, order, writ, injunction or decree of any court or
(b) any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller is a party or may be bound.

                  4.5 Additional Representations and Warranties. The Seller represents and warrants as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing Date as though made at that time:

                           (a) Seller is acquiring the EYEQ Shares for its own
account for investment purposes only and not with a view to the resale or distribution thereof.

                           (b) Seller has not and will not, directly or
indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the EYEQ Shares, except in accordance with the provisions of this Agreement and the Securities Act.

                           (c) Seller is acquiring the EYEQ Shares without
having relied upon any offering literature or prospectus. Seller has such knowledge and experience in financial, business and tax matters that Seller is capable of evaluating the merits and risks relating to Seller's investment in the EYEQ Shares and making an investment decision with respect to the common stock of Buyer.

                           (d) To the full satisfaction of Seller, Seller has
been given the opportunity to obtain information and documents relating to Buyer and to ask questions of and receive answers from representatives of Buyer concerning Buyer and the investment in the EYEQ Shares.

                           (e) Seller has adequately analyzed the risks of an
investment in the EYEQ Shares and has determined that the EYEQ Shares are a suitable investment for Seller and that Seller is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in Buyer.

                           (f) Seller is aware that there are substantial risks
attendant to an investment in the EYEQ Shares.


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                           (g) Seller is an "accredited investor" as defined in
Rule 501 of Regulation D of the Securities Act ("Regulation D") as presently in effect and is purchasing the EYEQ Shares for its own account and the Seller, if an entity, has not been formed for the specific purpose of acquiring the EYEQ Shares.

                           (h) Seller understands that no United States federal
or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the EYEQ Shares.

                           (i) Seller understands that the EYEQ Shares are being
offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Buyer is relying upon the truth and accuracy of, and Seller's compliance with, the representations, warranties, and agreements, of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire such EYEQ Shares.

                           (j) Seller is a resident of the jurisdiction set
forth under Seller's name on the signature page hereof.

         5 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing Date as though made at that time:

                  5.1 Fees or Commissions. Buyer has not made any agreement or taken any action which might cause anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated hereunder.

                  5.2 Validity of the Agreement. This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

                  5.3 Absence of Litigation. There is no litigation, proceeding, claim or investigation pending or threatened, against or affecting the EYEQ Shares, whether or not fully covered by insurance, nor is there any valid basis for any such litigation, proceeding, claim or investigation.

                  5.4 No Violation. Neither the execution or delivery of this Agreement by Buyer, nor the performance by Buyer of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under
(a) any applicable judgment, order, writ, injunction or decree of any court or
(b) any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Buyer is a party or may be bound.

                  5.5 No General Solicitation. Buyer has not conducted any "general solicitations" as such term is defined in Rule 502(c) of Regulation D, with respect to the EYEQ Shares being offered "Securities Act").



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         6 Indemnity.

                  6.1 Seller shall indemnify Buyer, and hold Buyer harmless from and against, any loss, liability, claim, obligation, damage or deficiency, including interest, penalties and reasonable attorneys fees and expenses (collectively "Damages") arising from any misrepresentation or breach of warranty made by Seller in this Agreement or any nonfulfillment by Seller of any obligation on the part of Seller set forth in this Agreement.

                  6.2 Buyer shall indemnify Seller and hold Seller harmless from and against any Damages arising from any misrepresentation or breach of warranty made by Buyer in this Agreement or any nonfulfillment by Buyer of any obligation on the part of Buyer set forth in this Agreement.

                  6.3 Any party which may be entitled to indemnification under this Agreement shall give prompt notice to the indemnifying party. The indemnifying party shall have the right, at its expense, to assume and direct the investigation and defense of any claim, action or proceeding, including the selection of counsel, provided any counsel selected by the indemnifying party is reasonably satisfactory to the indemnified party. No settlement for monetary payment which is the subject of indemnity under this Agreement shall be made without the consent of the indemnifying party and the indemnifying party shall have the right to direct proceedings with respect to such settlement. All amounts to which an indemnified party may be entitled hereunder shall be advanced by the indemnifying party as such amounts are incurred.

                  6.4 Remedies Cumulative. Except as expressly provided in this Agreement, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         7 Miscellaneous Terms and Conditions.

                  7.1 Other Transactions. Prior to Closing, Seller shall not, and shall not permit any party on Seller's behalf to, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, or provide any information or assistance to, any corporation, partnership, person or other entity or group (other than Buyer and Buyer's representatives) concerning any merger, sale of securities, sale of substantial assets or similar transactions involving Jet Aviation Trading, Inc. or the Seller.

                  7.2 Confidentiality. Seller and Buyer shall hold, and shall cause their respective consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the other parties furnished to it by any other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information shall be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and each party shall not release or disclose such information to any other


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person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with the transactions contemplated by this Agreement. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

                  7.3 Execution of Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

                  7.4 Entire Agreement. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements and understandings heretofore made and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  7.5 Governing Law. This Agreement will be governed by the laws of the State of Delaware in the United States.

                  7.6 Notices. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as Seller or Buyer may give the other for such purpose:

                  If to Buyer:      EYEQ Networking, Inc.
                                    Two Penn Center Plaza
                                    Suite 605
                                    Philadelphia, PA 19102

                  If to Seller:     The address set forth on
                                    the signature page hereto.


                  With a copy to:
                                    Michael C. Forman, Esquire
                                    Klehr, Harrison, Harvey,
                                    Branzburg & Ellers LLP
                                    1401 Walnut Street
                                    Philadelphia, PA  19102

                  7.7 Further Assurances. Prior to and following the Closing, at the request of either party, the other party or parties shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to (i) effectuate the conveyance of the JET Shares and the EYEQ Shares as contemplated hereby and (ii) effectuate any of the other transactions contemplated by this Agreement.



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                  7.8 Specific Performance. Seller and Buyer acknowledge that, in view of the uniqueness of the Company's business, Buyer would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that Buyer shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

                  7.9 Participation of KHHBE. The Seller acknowledges that KHHBE has represented and continues to represent EYEQ with respect to the transactions contemplated by this Agreement, that KHHBE has not rendered any advice to Seller with respect to same, and that Seller has had the opportunity to seek advice of counsel with respect to the risks and merits of the transactions contemplated by this Agreement including, but not limited to, any federal or state tax consequences associated with the exchange of JET Shares for EYEQ Shares.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.

SELLER:                                               BUYER:

Mustang Electronics Inc. Affiliated                   EYEQ NETWORKING, INC.
Defined Benefits Pension Plan

/s/ Michael Mustang                                   By: /s/ Joseph J. Nelson
-------------------                                   --------------------------
                                                      Name: Joseph J. Nelson
Address:                                              Title: President & CEO
326 East Hallandale Beach Blvd.
Hallandale, FL 33009

20,000
Shares of Jet Aviation Trading, Inc.
Common Stock